UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2008

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VISION GLOBAL SOLUTIONS, INC.

 (Exact name of registrant as specified in its charter)

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Nevada	1040	20-8203420
(State or other jurisdiction	(Primary Standard	(I.R.S. Employer
of incorporation)	Classification Code)	Identification No.)

20400 Stevens Creek Blvd., Suite 700, Cupertino, California 95014

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (408) 873-0400

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Blair Krueger, Esq., Attorney at Law

The Krueger Group, LLP

5510 La Jolla Boulevard

La Jolla, California 92037

Telephone: (858) 729-9997

Facsimile: (858) 729-9995

blair@thekruegergroup.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 All statements contained in this Current Report or in the exhibits furnished with this Current Report, other than statements of historical fact, are forward-looking statements.  These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: our relationships with strategic partners; difficulties in integrating acquired businesses; changes in economic, political or regulatory conditions or other trends; and our ability to attract and retain qualified personnel. Further information about these matters can be found in our Securities and Exchange Commission filings. Except as required by applicable laws or regulations, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2008, Vision Global Solutions, Inc., a Nevada corporation (“VIGS”), and Fortes Financial, Inc., a Delaware corporation (“Fortes”), entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”).  On August 4, 2008, VIGS and its wholly-owned subsidiary, VGS Acquisition Corp., a Delaware corporation (“VGS”), and Fortes amended the Merger Agreement.  On November 4, 2008, VIGS, VGS and Fortes entered into a Termination and Release Agreement by which the parties mutually terminated their rights and obligations under the Merger Agreement, and releasing all parties from any potential or actual liabilities related to the proposed merger and reorganization transaction.  A copy of the Termination and Release Agreement is filed as Exhibit 2.1 to this Current Report, and is incorporated herein by reference, in order to provide investors with information regarding the terms of the Termination and Release Agreement and is not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to VIGS or Fortes. A copy of the press release announcing the termination of the Merger is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are or will be filed herewith:

Exhibit Number	Description

2.1	Termination and Release Agreement, dated as of November 4, 2008, among Vision Global Solutions, Inc., VGS Acquisition Corp., and Fortes Financial, Inc.

99.1	Press Release, dated November 4, 2008, regarding the termination of the Merger

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VISION GLOBAL SOLUTIONS, INC.

By:	/s/ JOHN KINNEY
John Kinney President

Date:  November 4, 2008

EXHIBIT INDEX

Exhibit Number	Description

2.1	Termination and Release Agreement, dated as of November 4, 2008, among Vision Global Solutions, Inc., VGS Acquisition Corp., and Fortes Financial, Inc.

99.1	Press Release, dated November 4, 2008, regarding the termination of the Merger